Exhibit 10.3

CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS HERETOFORE AMENDED AND AS AMENDED BY THIS AMENDMENT NO. 3 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, THE BANK OF NEW YORK MELLON, AS SUCCESSOR INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF FACILITY LEASE DATED AS OF AUGUST 1, 1986. THIS AMENDMENT NO. 3 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 2(b) OF THIS AMENDMENT NO. 3 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

AMENDMENT NO. 3

Dated as of September 30, 2015 to

FACILITY LEASE (Unit 2)
dated as of August 1, 1986,
as heretofore amended,

between

U.S. BANK NATIONAL ASSOCIATION
(successor to State Street Bank and Trust Company, successor to
The First National Bank of Boston), not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of August 1, 1986,
with Security Pacific Capital Leasing Corporation
Lessor

and

ARIZONA PUBLIC SERVICE COMPANY,
Lessee

A 3.6955% UNDIVIDED INTEREST IN
PALO VERDE NUCLEAR GENERATING STATION UNIT 2

Original Facility Lease recorded August 18, 1986, as Instrument No. 86-439431, and Amendment No. 1, recorded November 21, 1986, as Instrument No. 86-645151, and Amendment No. 2, recorded March 22, 1993, as Instrument No. 93-0165867, all in the Maricopa County, Arizona Recorder’s Office

AMENDMENT NO. 3, dated as of September 30, 2015 (this “Amendment”), to the Facility Lease dated as of August 1, 1986, as heretofore amended, between U.S. BANK NATIONAL ASSOCIATION (successor to State Street Bank and Trust Company, successor to The First National Bank of Boston), not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of August 1, 1986, with Security Pacific Capital Leasing Corporation, (the “Lessor”), and ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation (the “Lessee”).

WITNESSETH

WHEREAS, the Lessee and the Lessor have heretofore entered into a Facility Lease dated as of August 1, 1986, as heretofore amended (the “Facility Lease”), providing for the lease by the Lessor to the Lessee of the Undivided Interest and the Real Property Interest (capitalized terms used in this Amendment without definition having the respective meanings assigned thereto in Appendix A to the Facility Lease);

WHEREAS, the Lessee has given notice of its exercise of the renewal option permitted in Section 12(a) of the Facility Lease upon expiration of the Basic Lease Term, which notice is irrevocable as to the Lessee as provided in Section 13(a) of the Facility Lease;

WHEREAS, the Lessee and the Lessor have agreed that, subject to the terms and conditions hereof, the Fixed Rate Renewal Term shall end on December 31, 2033; and

WHEREAS, the Lessee and the Lessor desire to amend the Facility Lease effective as of the end of the Basic Lease Term as set forth in Section 1 hereof in order to implement the foregoing;

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Acknowledgements; Amendments.

The parties acknowledge and agree that:

(x) the Lessee has given notice of its exercise of the renewal option permitted in Section 12(a) of the Facility Lease upon expiration of the Basic Lease Term, which notice is irrevocable as to the Lessee as provided in Section 13(a) of the Facility Lease;

(y) the Maximum Option Period is the period ending midnight on December 31, 2033; and

(z) the Fixed Rate Renewal Term is the period commencing on January 1, 2016, and ending midnight on December 31, 2033.

The Lessee and the Lessor hereby amend the Facility Lease effective as of the end of the Basic Lease Term in order to implement the foregoing as follows:

(a) Section 3(a)(iii) of the Facility Lease shall be amended and restated in its entirety as follows:

“(iii) on June 30, 2016 and on each Basic Rent Payment date thereafter to and including December 30, 2033, an amount equal to$3,276,450.40.”

(b) Section 12(a) of the Facility Lease (captioned “Fixed Rate Renewal Term”) shall be amended and restated in its entirety as follows:

”Lessee has irrevocably elected to exercise its rights to renew this Facility Lease for the period commencing on January 1, 2016, and ending midnight on December 31, 2033 (the “Fixed Rate Renewal Term”). Such renewal shall only take effect provided that, on January 1, 2016, (i) no Default or Event of Default shall have occurred and be continuing hereunder, (ii) no Event of Loss or Deemed Loss Event shall have occurred and (iii) all Notes shall have been paid in full.”

(c) The definition of Maximum Option Period in Appendix A to the Facility Lease shall be amended and restated in its entirety as follows:

Maximum Option Period shall mean the period ending midnight on December 31, 2033.”

(d) The definition of Casualty Value in Appendix A to the Facility Lease shall be amended and restated in its entirety as follows:

”Casualty Value, as of any date, shall mean:

(i) during the Basic Lease Term, the percentage of Facility Cost set forth opposite such date in Schedule 2to the Facility Lease;

(ii) during the Fixed Rate Renewal Term, the amount in dollars set forth opposite such date in Schedule 4-Fixed Rate Renewal Term Casualty/Special Casualty Values to the Facility Lease, attached hereto; and

(iii) during the Fair Market Renewal Term, the amount equal to:

(A) the present value (declining in semi-annual steps over such Renewal Term and discounted at a rate of 10%) of the remaining Basic Rent payable from time to time in respect of the Undivided Interest for such Renewal Term plus

(B) the present value of the anticipated Fair Market Sales Value of the Undivided Interest as of the last day of such Renewal Term (increasing in semi-annual steps over such Renewal Term and discounted at a rate of 10%)

all as set forth in a schedule to be prepared prior to the commencement of such Renewal Term.”

(e) The definition of Special Casualty Value in Appendix A to the Facility Lease shall be amended and restated in its entirety as follows:

”Special Casualty Value, as of any date, shall mean:

(i) during the Basic Lease Term, the percentage of Facility Cost set forth opposite such date in Schedule 3 to the Facility Lease;

(ii) during the Fixed Rate Renewal Term, the amount in dollars set forth opposite such date in Schedule 4-Fixed Rate Renewal Term Casualty/Special Casualty Values to the Facility Lease, attached hereto; and

(iii) during the Fair Market Renewal Term, the amount equal to:

(A) the present value (declining in semi-annual steps over such Renewal Term and discounted at a rate of 10%) of the remaining Basic Rent payable from time to time in respect of the Undivided Interest for such Renewal Term plus

(B) the present value of the anticipated Fair Market Sales Value of the Undivided Interest as of the last day of such Renewal Term (increasing in semi-annual steps over such Renewal Term and discounted at a rate of 10%)

all as set forth in a schedule to be prepared prior to the commencement of such Renewal Term.”

(f) The Facility Lease shall be supplemented and amended to include as Schedule 4 thereto Schedule 4 attached hereto and designated as such (there being no Schedule 1, 2 or 3 to this Amendment).

SECTION 2. Miscellaneous.

(a) Effective Date of Amendments. The amendments set forth in Section 1 hereof shall be and become effective upon the satisfaction and discharge of the Indenture by the parties thereto.

(b) Counterpart Execution; Original Counterpart.

This Amendment may be executed in any number of counterparts and by each of the parties hereto on separate counterparts; all such counterparts shall together constitute but one and the same instrument. The single executed original of this Amendment marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment. No security interest in this Amendment may be created or continued through the transfer or possession of any counterpart other than the "Original."

(c) Governing Law. This Amendment shall be governed by, and be construed in accordance with, the laws of the state of New York, except to the extent that pursuant to the law of the State of Arizona the law of the State of Arizona is mandatorily applicable hereto.

(d) Concerning USBNA. U.S. Bank National Association (“USBNA”) is entering into this Amendment solely as successor Owner Trustee under the Trust Agreement and not in its individual capacity. Anything herein or in the Facility Lease to the contrary notwithstanding, all and each of the representations, warranties, undertakings and agreements herein or in the Facility Lease made on the part of the Owner Trustee are made and intended not as personal representations, warranties, undertakings and agreements by or for the purpose or with the intention of binding USBNA personally but are made and intended for the purpose of binding only the Trust Estate. This Amendment is executed and delivered by the Owner Trustee solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against USBNA or any successor in trust or the Equity Participant on account of any representation, warranty, undertaking or agreement hereunder or under the Facility Lease of the Owner Trustee, either expressed or implied, all such personal liability, if any, being expressly waived by the Lessee, except that the Lessee or any Person claiming by, through or under it, making claim hereunder or under the Facility Lease, may look to the Trust Estate for satisfaction of the same and the Owner Trustee or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct. If a further successor owner trustee is appointed in accordance with the terms of the Trust Agreement, such successor owner trustee shall, without any further act, succeed to all the rights, duties, immunities and obligations of the Owner Trustee hereunder and the predecessor owner trustee shall be released from all further duties and obligations hereunder and under the Facility Lease.

(e) Disclosure. Pursuant to Arizona Revised Statutes Section 33-404:

(i) the beneficiary of the Trust Agreement is Security Pacific Capital Leasing Corporation; the address of the beneficiary is Security Pacific Capital Leasing Corporation, c/o Banc of America Leasing & Capital LLC, 555 California Street, 4th Floor San Francisco, California 94104 Attention of Manager, Operations LEV; and

(ii) copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at U.S. Bank National Association, Corporate Trust Services, One Federal Street, 10th Floor, Boston, MA 02110, Attn: David J. Ganss.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 3 to Facility Lease to be duly executed by an officer thereunto duly authorized.

Signature page for Amendment No. 3 to Facility Lease (Lessor)

U.S. BANK NATIONAL ASSOCIATION (successor to State Street Bank and Trust Company, successor to The First National Bank of Boston), not in its individual capacity, but solely as Owner Trustee under a Trust Agreement dated as of August 1, 1986, with Security Pacific Capital Leasing Corporation

By: /s/ David J. Ganss
Name: David J. Ganss
Title: Vice President

ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS	)
) ss.
COUNTY OF SUFFOLK	)

On this 30th day of September, 2015, before me, the undersigned notary public, personally appeared David J. Ganss as Vice President of U.S. Bank National Association, proved to me through satisfactory evidence of identification, which was Massachusetts Driver’s License to be the person whose name is signed on the attached document and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public /s/ Suk Ling Ng

Name of Notary: Suk Ling Ng	Notary Public
My Comm. Expires 8-20-2021	Commonwealth of Massachusetts

Signature page for Amendment No. 3 to Facility Lease (Lessee)

ARIZONA PUBLIC SERVICE COMPANY

By: /s/ Lee R. Nickloy
Name: Lee R. Nickloy
Title: Vice President and Treasurer

ACKNOWLEDGMENT

STATE OF ARIZONA	)
) ss.
COUNTY OF MARACOPA	)

This instrument was acknowledged before me this 30th day of September, 2015, by Lee R. Nickloy, Vice president and Treasurer, of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, on behalf of said corporation.

/s/ Charisse Jicha
Name: Charisse Jicha
Notary Public
My Commission Expires: December 22, 2017

SCHEDULE 4-Fixed Rate Renewal Term Casualty/Special Casualty Values (SPCLC)

Rent Payment Date	Amount in Dollars ($)	Rent Payment Date	Amount in Dollars ($)
6/30/2016	87,874,839.87	6/30/2025	119,306,916.77
12/30/2016	88,992,131.46	12/30/2025	121,995,812.21
6/30/2017	90,165,287.64	6/30/2026	124,819,152.42
12/30/2017	91,397,101.62	12/30/2026	127,783,659.64
6/30/2018	92,690,506.30	6/30/2027	130,896,392.23
12/30/2018	94,048,581.22	12/30/2027	134,164,761.44
6/30/2019	95,474,559.88	6/30/2028	137,596,549.11
12/30/2019	96,971,837.47	12/30/2028	141,199,926.16
6/30/2020	98,543,978.94	6/30/2029	144,983,472.07
12/30/2020	100,194,727.49	12/30/2029	148,956,195.28
6/30/2021	101,928,013.46	6/30/2030	153,127,554.64
12/30/2021	103,747,963.74	12/30/2030	157,507,481.97
6/30/2022	105,658,911.53	6/30/2031	162,106,405.67
12/30/2022	107,665,406.70	12/30/2031	166,935,275.55
6/30/2023	109,772,226.64	6/30/2032	172,005,588.93
12/30/2023	111,984,387.57	12/30/2032	177,329,417.98
6/30/2024	114,307,156.55	6/30/2033	182,919,438.48
12/30/2024	116,746,063.97	12/30/2033	188,788,960.00